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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 27, 2004

                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Delaware                  333-81236               56-2088493
-------------------------------      -------------         -------------------
   (STATE OR OTHER JURISDICTION       (COMMISSION           (I.R.S. EMPLOYER
         OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318,
Charlotte, North Carolina                                  92618
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       (ADDRESS OF PRINCIPAL                             (ZIP CODE)
        EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (704) 365-0569.

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of February 1, 2004 among ACE Securities Corp., as depositor, Ocwen Federal Bank FSB, as servicer, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and JPMorgan Chase Bank, as trustee.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 27, 2004

                                ACE SECURITIES CORP.


                                By: /s/ Douglas K. Johnson
                                   ------------------------------------
                                Name:   Douglas K. Johnson
                                Title:  President


                                By: /s/ Evelyn Echevarria
                                   ------------------------------------
                                Name:   Evelyn Echevarria
                                Title:  Vice President




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                                  EXHIBIT INDEX



             Item 601 (a) of       Sequentially
Exhibit      Regulation S-K        Numbered
Number       Exhibit No.           Description                     Page
------       -----------           -----------                     ----
   1            4                  Pooling and Servicing            5
                                   Agreement



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                                    EXHIBIT 1